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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - February 14, 2000
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                              HUDSON UNITED BANCORP
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               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

               1-10699                             22-2405746
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       (Commission File Number)         (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
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                    (Address of Principal Executive Offices)

                                 (201) 236-2600
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                         (Registrant's Telephone Number)


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Item 5.  Other Events
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         On February 14, 2000,  Hudson United Bancorp  announced the declaration of a cash dividend of $0.25 per common share, payable March 1, 2000 to holders of record as of the close of business on February 24, 2000. This is the First Quarter 2000 dividend referred to on page 88 of the Hudson United Bancorp/Dime Bancorp, Inc. Joint Proxy Statement-Prospectus.

         Hudson United Bancorp is a multi-state bank holding company with over 200 offices in New Jersey, New York, Connecticut and Pennsylvania. Hudson United's banking subsidiaries offer a full array of innovative products and services to retail and commercial markets, including imaged checking accounts, 24-hour telephone banking, loans by phone, alternative investments, insurance products, private label credit programs, trust services and a wide variety of commercial loans and services including international services, cash management services, asset based loans and SBA loans.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       HUDSON UNITED BANCORP

                                      D. LYNN VAN BORKULO-NUZZO
Dated: February 14, 2000          By: ______________________________
                                Name: D. Lynn Van Borkulo-Nuzzo
                                Title:Executive Vice President and
                                        Corporate Secretary